IDACORP

EEI Financial Conference
Analyst Information

Palm Desert, California
November 2010

Forward-Looking Information

Certain statements contained in this presentation, including statements with respect to future earnings, ongoing operations, and financial condition, are forward-looking statements within the meaning of federal securities laws and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Although IDACORP and Idaho Power Company believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Factors that could cause actual results to differ materially from the forward-looking statements include the following: (a) the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Federal Energy Regulatory Commission affecting Idaho Power Company's ability to recover costs and/or earn a reasonable rate of return, including, but not limited to, the recovery or disallowance of costs that have been deferred, financings, allowed rates of return, electricity pricing and price structures, acquisition and disposal of assets and facilities, and current or prospective wholesale and retail competition; (b) changes in the political landscape and compliance with state and federal laws, policies, and regulations, including new interpretations and enforcement initiatives by regulatory and oversight bodies, which include the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Department of Energy of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties, and costs of remediation that may or may not be recoverable through rates; (c) changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or state and local taxing jurisdictions, and the availability and use by IDACORP, Inc. or Idaho Power Company of any tax credits; (d) litigation and regulatory proceedings, including those resulting from the energy situation in the western United States and the Snake River Basin water rights adjudication, and penalties, settlements, or awards that influence business and profitability; (e) changes in and costs of compliance with laws, regulations, and policies relating to the environment, natural resources, and endangered species and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies, particularly with respect to coal-fired generation facilities, intended to mitigate carbon dioxide, mercury, and other emissions; (f) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on hydroelectric power generating plant license renewals, or the non-renewal of such licenses; (g) global climate change and regional weather variations affecting customer demand and hydroelectric generation; (h) over-appropriation of surface and groundwater in the Snake River Basin, including proposals for use of water in the Snake River Basin for aquifer recharge, resulting in reduced generation at hydroelectric facilities; (i) construction of power generation, transmission, and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way, and siting, and risks related to contracting, construction, and start-up; (j) delays and cost increases in connection with the construction or modification of generating facilities and other capital projects, which could result in the disallowance of recovery of certain costs pursuant to the rate determination process; (k) operation of power generating facilities, including performance below expected levels, breakdown or failure of equipment, forced outages, availability of electrical transmission capacity, and the availability of water for hydroelectric power generation, natural gas, coal, and diesel for power generation at thermal plants, and wind conditions for wind power generation, and the transmission infrastructures associated with those power generation facilities; (l) changes in operating expenses and capital expenditures, including costs and availability of materials, fuel, and commodities, and their impact on Idaho Power Company's ability to meet required loads and on the wholesale energy market in the western United States; (m) blackouts or other disruptions of Idaho Power Company's transmission system or the western interconnected transmission system; (n) population growth rates and changes in residential, commercial, and industrial growth and demographic patterns within Idaho Power Company's service area; (o) the continuing effects of weak economies in the states of Idaho and Oregon and in the United States, including decreased demand for electricity and reduced revenue from sales of excess energy during periods of low wholesale market prices, impaired financial soundness of vendors and service providers, and elevated levels of uncollectible customer accounts; (p) market prices and demand for energy, including structural market changes; (q) reductions in credit ratings, which could adversely impact access to capital markets and would require the posting of additional collateral to counterparties pursuant to existing power purchase and other arrangements; (r) the effectiveness of Idaho Power Company's risk management policies concerning the creditworthiness of third parties; (s) results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets, and other economic conditions; (t) increases in the costs associated with Idaho Power Company's energy commodity and other derivative instruments, and potential higher costs of hedging activities due to governmental regulation; (u) performance of the stock market, interest rates, credit spreads, inflation, and other financial market conditions, as well as changes in government regulations, which affect, among other things, the cost of capital and the ability to access the capital markets, indebtedness obligations, the amount and timing of required contributions to pension plans, and the reported costs of providing pension and other postretirement benefits; (v) increases in health care costs and the resulting effect on medical benefits paid for employees; (w) increasing costs of insurance, changes in coverage terms, and the ability to obtain insurance on reasonable terms or at all; (x) the occurrence of events that affect homeland security, and acts of war or terrorism; (y) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire, which, in addition to affecting customer demand for power, could significantly affect the ability and cost to procure adequate supplies of fuel or power to serve customers, and could increase the costs to repair and maintain Idaho Power Company's generating facilities, transmission and distribution systems, and other infrastructure; (z) adoption of or changes in accounting policies, principles, or estimates; (aa) unionization, or the attempt to unionize, all or part of the companies' workforce, and the resulting effects on production, profitability, and operations; and (bb) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements. Any such forward-looking statements should be considered in light of these factors and others noted in the companies' Annual Report on Form 10-K for the year ended December 31, 2009, subsequent Quarterly Reports on Form 10-Q, and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

Table of Contents


IDACORP
Economic Overview

Economic Brief

Moody's Economic Forecast – August 2010

Boise

"Boise City will make its way out of the recession in the near term and will enter a period of relatively strong growth."

Top Employers

- St. Lukes Health System
- Wal-Mart Stores, Inc.
- Micron Technologies, Inc.
- J.R. Simplot Company
- Hewlett-Packard Company



Washington
Idaho
Montana
Snake River
Oregon
Boise
Pocatello
Wyoming
Nevada
Utah

Pocatello

"Pocatello will begin to recover in the near term, but there are still pitfalls to overcome and 2010 will be a year of slow growth, on par with the the nation but no better."

Top Employers

- Idaho State University
- Portneuf Medical Center
- ON Semiconductor
- Heinz Frozen Food Company
- Convergys Business Services

Indicators

Unemployment Rate



Boise
Pocatello
2.9% 3.0%
5.2% 4.5%
8.8% 7.1%
9.3% 8.2%
8.5% 7.9%
6.6% 5.9%
2007
2008
2009
2010
2011
2012
Historic
Forecast

Local Economy
Showing Some Signs of Improvement

Forbes.com — **#2 Patents Per Capita** May 2009

American Legislative Exchange Council (ALEC) — **#7 Best Economic Outlook –** May 2010

IDAHOBUSINESSREVIEW.com — **Idaho ranked as leader in business startups in 2009**

SBE Council, Small Business & Entrepreneurship Council — **#2 Lowest Energy Costs**

IDACORP

Special Report

Forbes

IDACORP

The 100 Most Trustworthy Companies

2009 & 2010


IDACORP
Key Issue Updates

Income Tax Projects

Method Change for Repair-Related Items	Uniform Capitalization Method Change
Tax deduction for capitalized repairs on utility assets	Tax deduction for capitalized overhead costs
Flow through regulatory accounting	Flow through regulatory accounting
Method change amount - $45 million	Method change amount - $65 million
Unrecognized tax benefits - $12 million	Unrecognized tax benefits - $65 million
Cash delivered - $33 million	Cash delivered - $42 million
Initiator – Taxpayer	Initiator – Internal Revenue Service




IDACORP
Major Projects

Hemingway Substation

IDACORP



500 kV station

Total cost – Approx. $57 million

In service summer 2010

Boardman to Hemingway

Proposed Route

- Estimated cost $600 million
- Construction expected 2013
- Expected in service 2015



WA
MT
OR
ID
WY
NV
UT
CO
CA
AZ
NM



BENTON COUNTY
BOARDMAN (GRASSLAND) SUBSTATION
BOARDMAN
CECIL
MORROW COUNTY
HEPPNER
PENDLETON
UMATILLA COUNTY
PILOT ROCK
WALLOWA COUNTY
LA GRANDE
UNION COUNTY
GILLIAM COUNTY
UKIAH
NORTH POWDER
OREGON TRAIL INTERPRETIVE CENTER
PINE CREEK
OREGON
IDAHO
BAKER CITY
MONUMENT
KIMBERLY
WHEELER COUNTY
GRANT COUNTY
BAKER COUNTY
MINERAL
PRAIRIE CITY
JOHN DAY
CANYON CITY
LIME
WASHINGTON COUNTY
MIDVALE
HUNTINGTON
BROGAN
WEISER
SENECA
CRYSTAL
CROOK COUNTY
PAYETTE
PAYETTE COUNTY
ONTARIO
VALE
NEW PLYMOUTH
WESTFALL
HARPER
PARMA
SAND HOLLOW
ADRIAN
MALHEUR COUNTY
CANYON COUNTY
HOMEDALE
MARSING
HARNEY
BURNS
HARNEY COUNTY
HEMINGWAY SUBSTATION
MELBA
REYNOLDS
MURPHY
OWYHEE COUNTY
April 2010

Gateway West

Transmission Line Project

A joint proposal between Idaho Power Company and Pacificorp

Estimated cost – $350-$500 million

Initial phases estimated to be completed by 2014



MONTANA
IDAHO
Boise
Murphy
Midpoint
Borah
Pocatello
Populus
Cedar Hill
Twin Falls
Montpelier
OREGON
NEVADA
UTAH
Kemmerer
Jim Bridger
Rock Springs
Creston
Rawlins
Aeolus
Medicine Bow
Casper
Glenrock
Windstar
WYOMING
COLORADO
Salt Lake City
15
84
86
80
25
0
50
100
Miles
Approximate Substation Location
Proposed
Energize to 500 kV
Alternative
Study Area

www. gatewaywestproject.com

Langley Gulch Power Plant



300 MW power plant

Estimated cost – $427 million

Expected in service 2012

Heat rate – about 6750 Btu/Kwh

Gas burn rate – about 1800 MMBtu/h

Generation Capacities



2009 Supply-Side Resources
1%
16%
38%
45%
Projected 2019 Supply-Side Resources (1)
10%
12%
29%
7%
42%
Coal
Hydro
Purchased Power
Natural Gas and Diesel
Wind & Geothermal

(1) Source: Idaho Power 2009 Integrated Resource Plan


IDACORP
Regulatory

IPUC & OPUC Orders

Incremental Revenue Increase
Effective June 1, 2010
(Millions of Dollars)



$6
$5
$4
$3
$2
$1
$0
$5.4
$5.4
$3.6
$3.6
$2.4
$2.4
$2.4
$2.2
Filed
Granted
Filed
Granted
Filed
Granted
Filed
Granted
Pension Expense
Fixed Cost Adjustment (FCA) *
Advanced Metering Infrastructure (AMI)
Annual Power Cost Update (APCU)
Idaho
Oregon

* Filed and granted gross change from June 1, 2009 to June 1, 2010 is $6.3 million.

Analysis of 2010 PCA Application

Filed with IPUC April 15, 2010
(Millions of Dollars)



$188.8
$58.0
$25.0
$63.7
$42.1
Idaho Customer Benefit
Base Revenue Increase
Base Net Power Supply Expense Increase
2010 PCA
$58.2
$25.0
$63.7
$41.9 *
2009 PCA
2010 Filed
2010 Granted

* Original request $42.1 million, less $215,000 in interest expense during deferral period.


IDACORP
Appendix

Organization Structure

IDACORP

Regulated

Non-Regulated

IDAHO POWER
An IDACORP Company

- Combination hydro-thermal utility
- Approximately 490,000 general business customers in Idaho/Oregon
- 24,000 sq. mile service territory
- 3,276 MW of generation capacity

Idaho Energy Resources Company
Bridger Coal Joint Venture

IDACORP FINANCIAL

Total portfolio consists of 700 properties located in Puerto Rico, the US Virgin Islands, and all US states except Alaska

IDA-WEST ENERGY
An IDACORP Company

Owns & operates 9 hydroelectric projects in Idaho and California with a total generation capacity of approximately 45 MW

Idaho Power Service Area

Hydroelectric Facilities and Nameplate Capacities

1	Hells Canyon	391.5 MW
2	Oxbow	190.0 MW
3	Brownlee	585.4 MW
4	Cascade	12.4 MW
5	Swan Falls	27.2 MW
6	C. J. Strike	82.8 MW
7	Bliss	75.0 MW
8	Lower Malad	13.5 MW
9	Upper Malad	8.3 MW
10	Lower Salmon	60.0 MW
11	Upper Salmon	34.5 MW
12	Thousand Springs	8.8 MW
13	Clear Lake	2.5 MW
14	Shoshone Falls	12.5 MW
15	Twin Falls	52.9 MW
16	Milner	59.4 MW
17	American Falls	92.3 MW
	Total	1,709.0 MW


WASHINGTON
IDAHO
OREGON
WYOMING
UTAH
NEVADA
Boardman
Salmon
Payette
LG
Boise
Snake River
Bennett Mountain
Danskin
Twin Falls
Pocatello
Jim Bridger
North Valmy
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17

Thermal Facilities And Capacities

Coal	
Jim Bridger	770.5 MW*
North Valmy	283.5 MW*
Boardman	64.2 MW*
Natural Gas	
Bennett Mountain	172.8 MW
Evander Andrews	270.9 MW**
Diesel	
Salmon Diesel	5.0 MW
Total	1,566.9 MW

■ Future Langley Gulch Power Plant

* Idaho Power Co. Share ** Danskin

Idaho Power Core Business



Step-Up Station
27 in service
Customers
As of December 31, 2009
Approximately 490,000
general business customers
Substation
271 substations
Generation
1,709 MW Hydro
1,118 MW Coal
449 MW Other
3,276 Total MW
Transmission
4,796 Miles of
high-voltage
transmission lines
Distribution Lines
26,675 Miles of
distribution lines

IDACORP

Subsidiary Contributions – Net Income

(In millions except for per diluted share amounts)

	2007	2008	2009	12 Mos. Ended Sept. 30, 2010
Idaho Power Company	$ 76.6	$ 94.1	$ 122.6	$ 147.6
IDACORP Financial	7.1	3.4	0.5	(0.4)
Ida-West Energy	2.2	2.4	2.7	2.3
Holding Company*	(3.6)	(1.5)	(1.5)	(3.6)
Total	$ 82.3	$ 98.4	$ 124.4	$ 145.9
Weighted average outstanding shares – diluted	44.3	45.4	47.2	48.0
Earnings per diluted share	$ 1.86	$ 2.17	$ 2.64	$ 3.04

* Includes IDACORP Energy in discontinued operations of $0.1 in 2007.

Earnings Per Share
Return on Equity
(Period-End)


Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.86
$2.17
$2.64
$3.04
2007
2008
2009
12 Mos. Ended Sept. 30, 2010


Return on Equity
12%
10%
8%
6%
4%
2%
0%
6.8%
7.5%
8.9%
9.6%
2007
2008
2009
12 Mos. Ended Sept. 30, 2010

Estimated Capital Requirements
(Millions of Dollars)

	2010	2011 - 2012
Ongoing capital expenditures	$ 155 – 160	$ 352 – 380
Langley Gulch	138 – 140	175 – 180
Other major projects	39 – 40	90 – 95
Advanced Metering Infrastructure	23 – 25	23 – 25
Total	$ 355 – 365	$ 640 – 680

As of Oct. 28, 2010

Liquidity

As of September 30, 2010
($ Million)

	IDACORP	Idaho Power[1]
5-Year Line of Credit Facility – Expires April 2012	$ 100	$ 300
Plus: Cash	7	179
Less: Commercial Paper	(4)	0
Total	$ 103	$ 479

[1] $24.2 million identified for Port of Morrow and American Falls bonds that holder may put to Idaho Power.

General Business Energy Sales & Revenues

By Customer Class



General Business Energy Sales
(MWh's)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
14,542
14,544
13,948
13,588
2007
2008
2009
12 Mos. Ended Sept. 30, 2010
Residential
Commercial
Industrial
Irrigation



General Business Revenues
($millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ 668.3
$ 784.3
$ 883.8
$ 894.2
2007
2008
2009
12 Mos. Ended Sept. 30, 2010
Residential
Commercial
Industrial
Irrigation

General Business Customers


500,000
490,000
480,000
470,000
460,000
450,000
440,000
457,146
471,779
481,651
487,165
489,927
491,183
2005
2006
2007
2008
2009
Sept. 30, 2010
General Business Customers (1.5% CAGR)

Credit Ratings

	Standard and Poor's		Moody's	
	Idaho Power	IDACORP	Idaho Power	IDACORP
Corporate Credit Rating	BBB	BBB	Baa1	Baa2
Senior Secured Debt	A-	None	A2	None
Senior Unsecured Debt	BBB	None	Baa1	Baa2
Short-Term Tax-Exempt Debt	BBB/A-2	None	Baa1/VMIG-2	None
Commercial Paper	A-2	A-2	P-2	P-2
Credit Facility	None	None	Baa1	Baa2
Rating Outlook	Stable	Stable	Stable	Stable
Date of Last Action	February 24, 2010		March 30, 2010	

These security ratings reflect the views of the rating agencies. An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change. Each rating should be evaluated independently of any other rating.

Key Financial & Operating Metrics and Earnings Guidance

Key Financial & Operating Metrics	2010 Estimates [1] Current [1]	Previous
Idaho Power Operations & Maintenance Expense (millions)	No Change	$295 – $305
Idaho Power Capital Expenditures (millions)	No Change	$355 – $365
Idaho Power Hydroelectric Generation (million MWh)	7.0 – 7.5	6.5 – 8.5
Non-Regulated Subsidiary Earnings and Holding Company Expenses (millions)	No Change	$0 – $3
2010 Earnings Guidance [1]	$2.75 – $2.90 per diluted share	

[1] As of October 28, 2010.

Competitive Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)



Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2003
2004
2005
2006
2007
2008
2009
Idaho Power
National Average



Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2003
2004
2005
2006
2007
2008
2009
Idaho Power
National Average

Source: Edison Electric Institute "Typical Bills and Average Rates Report" 12 months ending 12/31/09

Brownlee Reservoir Inflows



18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Average 11.5
Average 8.6
8.9
6.2
17.0
9.2
8.5
6.2
10.1
6.9
11.3
8.1
2005
2006
2007
2008
2009
Million Acre-Feet (MAF)
Million MWh Hydroelectric Generation (Annual – All IPC Plants)*

* At October 28, 2010, the estimate of 2010 hydroelectric generation was 7.0 to 7.5 MMWh

Winter Outlook

November 2010 – January 2011

Precipitation



A
EC
EC
EC
B
B

- 50% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation

Temperature



B
EC
A
EC
A
EC

- 50% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 33% to 40% Chance of Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic and Atmospheric Administration, U.S. Dept of Commerce

CO_2 Emissions

100 Largest Electricity Producers in U.S.



CO2 - lbs/MWh
2,000
1,500
1,000
500
0
Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States
Prepared June 2010 by a collaborative effort among Ceres, the Natural Resources Defense Council (NRDC), Public Service Enterprise Group (PSEG), Constellation Energy and Entergy (2008 Generation Data)
IDACORP

Preparing to Handle Environmental Policy Changes

IDACORP

maplecroft

Sector: Utilities

Maplecroft analyzes, indexes and maps over 100 global risks to help organizations identify risks and responsibilities across operations, supply chains and distribution networks.

Climate Innovation Indexes (CIIs)

The Maplecroft CII .... IDACORP: 57/339

The Maplecroft CII Leaders .... IDACORP: 57/100

The Maplecroft CII

339 of the largest US companies that engage in public climate-related programs

The Maplecroft CII Leaders

100 top performing companies from the Maplecroft CII

For Additional Information

IDACORP

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Steven R. Keen
Vice President Finance and Treasurer
(208) 388-2600

Darrel T. Anderson
Executive Vice President–Administrative Services
and Chief Financial Officer
(208) 388-2650

WWW.IDACORPINC.COM
WWW.IDAHOPOWER.COM